Exhibit 99.1

August 23, 2007

PRIVATE AND CONFIDENTIAL

Mr. John Ryan

100 Half Day Road

30P-2E-11

Re:	Separation of Employment

Dear John:

This letter will confirm our understanding regarding your retirement from Hewitt Associates LLC (the “Company”):

1.	Employment Status

Your employment with Hewitt Associates LLC will cease, pursuant to your resignation, effective October 1, 2007. You will continue your employment with the Company from August 23, 2007 until October 1, 2007 (“Transition Period”). You have agreed to assist the Company during the Transition Period and you will continue to receive your salary at your regular rate of pay, less applicable federal and state taxes and payroll deductions. In addition, upon retirement you will receive payment of all accrued but unused vacation and personal time through October 1, 2007 (adjusted, as appropriate, by any balances in your personal account you may owe the firm or any monies the firm owes you for travel or business expenses).

As of October 1, 2007, you will no longer be an active employee for the Company and will no longer be authorized to incur any expenses, obligations or liabilities on behalf of the Company. Provided you have executed and not revoked the Release at Attachment II of this Letter Agreement within the time specified herein, you will receive:

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Full vesting of your 2005 Restricted Share Grant (7,500 shares) and your 2005 Performance Share Grant (7,500 target grant) based on the current plan guidelines. The actual number of performance-based shares will be determined and granted in November 2008. Stock options awarded under 2002, 2003 and 2004 Stock Option grants are fully vested and can be exercised based on the plan guidelines.

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Eligibility to participate in Hewitt’s retiree medical plan at your retirement date. There is a one-time opt-out/opt-in option associated with this plan. Hewitt will pay a lump sum equal to 12 months of your wellness, health, and dental credits at your current coverage level, not to exceed your COBRA premium. More information on the retiree medical plan and retiree credits will be provided to you shortly by Loree Krause-Eucolono.

Mr. John Ryan

August 23, 2007

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You will receive a lump sum payment equivalent to three years premium for continuation of your current level of your individual life insurance which will be converted from a group to an individual policy and which you will be responsible for enrolling in (with the assistance of Loree Krause-Eucolono), and paying directly.

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Eligibility for any FY07 Retirement and Savings Plan company contribution (and DC Restoration Plan contribution if that plan is reinstated for FY07) based on your fiscal year earnings from October 1, 2006, through your retirement date.

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Eligibility to receive payouts from the Voluntary Deferral Plan (if you elected into that plan) beginning February 2008 based on your plan payment election. As a Named Executive Officer, the timing of any payments from this plan may be delayed by six months or more.

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Eligibility to receive a FY07 annual incentive payout based on your performance against the goals established as part of your 2007 performance plan and firm financial performance with a minimum payout equal to one times your annual target bonus of $228,500. Any payout will be based on base pay earnings from October 1, 2006, through your retirement date. Timing of the payout will be in accordance with the plan.

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In exchange for your commitments as outlined in this letter agreement, you will be paid, on or before October 15, 2007, in a lump sum, an amount equal to one times your current annual base salary and annual target bonus compensation, less any applicable tax deductions and other requisite holdings, which the parties agree will constitute the remaining compensation due to you under this letter agreement.

•	Hewitt also agrees to continue your Global Services status on United Airlines through February 28, 2008.

•	On October 1, 2007, you will receive a taxable lump sum payment equal to $200,000 in consideration of stock option and shares that will not vest due to your departure.

Mr. John Ryan

August 23, 2007

2.	Releases

In consideration for continued employment during the Transition Period, you will, no later than 21 days from the date of this Letter Agreement, sign, date and return to Tracy Keogh, Senior Vice-President, Human Resources (and not later revoke) the Release attached to this Letter Agreement as Attachment I.

To receive the additional consideration described in this Letter Agreement and in Attachment II, you will, between October 1, 2007 and October 22, 2007, sign, date and return to Tracy Keogh, Senior Vice-President, Human Resources (and not later revoke) the Release at Attachment II.

3.	Nondisparagement and Continuing Conduct

(a)	You agree that you or anyone under your control will not disparage the Company, it’s corporate parents, partners, subsidiaries, customers, or related entities, its employees, or its or their products and services.

(b)	You agree to continue to act in the best interests of the Company and will not take any action now or in the future which would or could be detrimental in any way to the Company or any of its employees.

4.	Return of Property

You agree to return on or before your last day of employment, all Company property, including access cards, facility keys, information and reports, customer lists, data, files, memoranda, records, credit cards, keys, passwords, computers, software, telecommunication equipment, and other physical or personal property that you received, prepared, or helped prepare in connection with your employment. You promise not to keep any copies, duplicates, reproductions, or excerpts of such Company information and property.

Mr. John Ryan

August 23, 2007

5.	Availability/Reasonable Cooperation

You agree that you will make yourself reasonably available for interviews, consultation, meetings, and depositions, and will agree to appear as a witness at trial or, at the election of the Company, provide a sworn statement for any matters in which the Company is a party and for any other matter in which you may have any knowledge or any relevant facts as the Company determines. The Company agrees to reimburse you for any out of pocket expense incurred by you as a result of such assistance as described in this section, including but not limited to costs of travel or reasonable compensation.

Nothing in this Agreement shall be construed in any way to influence the scope or nature of your testimony in any such proceeding or to discourage you in any way from providing testimony which is honest. You agree not to withhold from the Company any information, whether damaging or favorable, relevant to any such matters.

6.	Restrictions On and Non-Disclosure of Confidential Information

During your tenure with the Company, you executed non-disclosure confidentiality and/or related covenants and covenants not to compete on various dates. You agree to abide by the terms and conditions of those agreements following your separation from the Company.

7.	Complete Agreement; Severability

If any portion of this agreement is found to be unenforceable, both parties agree that all other portions that may be separated from it or approximately limited in scope should remain fully valid and enforceable; provided, however, that if any waiver, release or promise contained in the Releases at Attachments I or II to this Letter Agreement is declared to be illegal or unenforceable in whole or in part, then the Company’s obligations under this Letter Agreement and/or in the Releases shall be nullified.

8.	Acceptance; Revocation of Letter Agreement

(a)

You are advised to consult with an attorney prior to signing this Letter Agreement. You have twenty-one (21) days to consider and sign this Letter Agreement. Thereafter you have a period of seven (7) days to change your mind and revoke your acceptance. In order to revoke your acceptance, you must submit a written notice to Tracy Keogh, Senior Vice-President, Human Resources of your intent to revoke within this seven-day period. This Letter Agreement will not become effective or enforceable until the

Mr. John Ryan

August 23, 2007

revocation period has expired. You understand that if you revoke your acceptance of this Letter Agreement, the Letter Agreement and the attached Releases shall become null and void, and you will have no rights under it or them.

(b)	Your acceptance of this Letter Agreement by signing it shall acknowledge that you understand its contents, that you are executing it voluntarily, without duress or coercion, that this agreement represents our entire understanding, that you have full knowledge of its contents and consequences, and that there have been no other representations made to you by or on behalf of the Company.

This Letter Agreement contains all of the understandings and representations between the Company and you pertaining to your separation from the Company and supersedes all previous undertakings and agreements, whether oral or in writing between the Company and you on the same subject. No provision of the Letter Agreement may be changed or waived unless such change or waiver is in writing and signed by all parties except as otherwise specifically provided for in this Letter, no waiver by the Company of any breach of any condition or provision shall be deemed a waiver of any other condition or provision.

The offer of this Letter Agreement and the Letter Agreement itself as well as the Releases shall not be construed as an admission that the Company or its agents have acted unlawfully or wrongfully or that you have any claims against the Company.

Mr. John Ryan

August 23, 2007

Please indicate your acceptance of this Letter Agreement by signing and dating this letter below. You also acknowledge that you have not received any promise or inducement to sign this Letter Agreement or the Releases that is not expressly set forth herein. A duplicate of this letter, signed by me, is enclosed for your records.

Very truly yours,

Tracy Keogh Senior Vice-President, Human Resources

	By	/s/ Tracy Keogh

Enclosure

ACCEPTED:
John Ryan (Please Print)

/s/ John M. Ryan
(Signature)

DATE:

PLEASE RETURN TO:

Tracy Keogh
Senior Vice-President, Human Resources

ATTACHMENT I

WAIVER AND RELEASE OF ALL CLAIMS AND COVENANT NOT TO SUE

(1) In consideration for my election to receive continued employment, including continued salary and personal benefits, as described in the Letter Agreement of August 7, 2007 (the “Letter Agreement”), I, John Ryan, on behalf of myself and my heirs, executors, administrators, attorneys and assigns, hereby waive, release and forever discharge Hewitt Associates LLC (the “Company”) together with the Company’s parent, subsidiaries, divisions and affiliates, whether direct or indirect, its and their joint ventures and joint venturers (including their respective directors, officers, employees, shareholders, partners and agents, past, present, and future), and each of its and their respective successors and assigns (hereinafter collectively referred to as “Releasees”), from any and all known or unknown actions, causes of action, claims or liabilities of any kind which have or could be asserted against the Releasees arising out of or related to my employment with and/or separation from employment with the Company and/or any of the other Releasees and/or any other occurrence up to and including the date of this Release, including but not limited to:

(a)	claims, actions, causes of action or liabilities arising under Title VII of the Civil Rights Act, as amended, the Age Discrimination in Employment Act, as amended including the Older Workers Benefit Protection Act (the “ADEA”), the Rehabilitation Act, as amended, the Americans with Disabilities Act, as amended, the Illinois Human Rights Act, as amended, California Fair Employment and Housing Act, California Labor Code and/or any other federal, state, municipal, or local employment discrimination statutes or ordinances (including, but not limited to, claims based on age, sex, attainment of benefit plan rights, race, religion, national origin, marital status, sexual orientation, ancestry, harassment, parental status, handicap, disability, retaliation, and veteran status); and/or

(b)	claims, actions, causes of action or liabilities arising under any other federal, state, municipal, or local statute, law, ordinance or regulation (including, but not limited to, the Employee Retirement Income Security Act, as amended, the Family and Medical Leave Act, as amended, the Sarbanes-Oxley Act of 2002, and the WARN Act); and/or

(c)	any claims that the Company is in any way obligated for any reason to pay me damages, expenses, litigation costs (including attorneys’ fees), wages, bonuses, severance pay, stock options, long or short term incentive pay, vacation pay, separation pay, termination pay, any type of payments or benefits based on my separation from employment, incentive pay, commissions, disability benefits or sick pay, life insurance, or any other employee benefits of any kind, compensatory damages, punitive damages, and/or interest; and/or

(d)	any other claim whatsoever including, but not limited to, claims based upon breach of contract, wrongful termination, retaliatory discharge, defamation, intentional infliction of emotional distress, tort, personal injury, invasion of privacy, violation of public policy, negligence and/or any other common law, statutory or other claim whatsoever arising out of or relating to my employment with and/or separation from employment with the Company and/or any of the other Releasees.

Excluded from this Release is any claim or right for vested benefits under the Letter Agreement dated August 23, 2007 and which cannot be waived by law, including all claims arising after the date of this Release and the right to file a charge with or participate in an investigation conducted by any federal, state, or local administrative agency.

(2) I also agree never to sue any of the Releasees or become party to a lawsuit on the basis of any claim of any type whatsoever arising out of or related to my employment with and/or separation from employment with the Company and/or any of the other Releasees, other than a lawsuit to challenge this Release under the ADEA.

(3) I further acknowledge and agree that if I breach the provisions of paragraph (2) above, then (a) the Company shall be entitled to apply for and receive an injunction to restrain any violation of paragraph (2) above, (b) the Company shall not be obligated to continue payment of the Letter Agreement benefits to me, (c) I shall be obligated to pay to the Company its costs and expenses in enforcing this Release and defending against such lawsuit (including court costs, expenses and reasonable legal fees), and (d) as an alternative to (c), at the Company’s option, I shall be obligated upon demand to repay to the Company all but $100 of the Letter Agreement benefits paid to me. I further agree that the foregoing covenants in this paragraph (3) shall not affect the validity of this Release and shall not be deemed to be a penalty nor a forfeiture.

(4) To the extent permitted by law, I further waive my right to any monetary recovery should any federal, state, or local administrative agency pursue any claims on my behalf arising out of or related to my employment with and/or separation from employment with the Company and/or any of the other Releasees.

(5) I further waive, release, and discharge Releasees from any reinstatement rights which I have or could have and I acknowledge that I have not suffered any on-the-job injury for which I have not already filed a claim.

(6) I further agree that if I breach the Confidentiality provisions of the Letter Agreement, then (a) the Company shall be entitled to apply for and receive an injunction to restrain such breach, (b) the Company shall not be obligated to continue payment of the Letter Agreement benefits to me, and (c) I shall be obligated to pay to the Company its costs and expenses in enforcing the Confidentiality provision of the Letter Agreement (including court costs, expenses and reasonable legal fees).

(7) Release of Age Discrimination Claims. In further consideration of the promises made by the Company, I specifically release the Company from all claims or rights I may have arising under the Age Discrimination in Employment Act of 1967, as amended, 29 U.S.C. Sec. 621, et seq. I further agree that:

(a)	my waiver of rights under this release is knowing and voluntary and in compliance with the Older Workers Benefit Protection Act of 1990 (OWBPA);

(b)	I understand the terms of this release;

(c)	the consideration provided in Paragraph 3 represents consideration over and above that to which I otherwise would be entitled, that the consideration would not have been provided to me had I not signed this release, and that the consideration is in exchange for the signing of this release;

(d)	the Company is hereby advising me in writing to consult with my attorney prior to executing this release;

(e)	the Company is giving me a period of at least twenty-one (21) days within which to consider this release;

(f)	following my execution of this release I have seven days in which to revoke this release by written notice. To be effective, the revocation must be made in writing and delivered to and received by Tracy Keogh, Senior Vice-President, Human Resources, Hewitt Associates LLC 100 Half Day Road, Lincolnshire, Illinois 60069, no later than 5:00 p.m. on the seventh day after you execute this release. An attempted revocation not actually received by Ms. Keogh before the revocation deadline will not be effective; and

(g)	this entire Agreement shall be void and of no force and effect if you choose to so revoke, and if you choose not to so revoke this Agreement shall then become fully effective and enforceable.

This Section does not waive rights or claims that may arise under the ADEA after the date you sign this Agreement.

(8) I FURTHER UNDERSTAND THAT THIS WAIVER AND RELEASE INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN, SUSPECTED AND UNSUSPECTED CLAIMS TO DATE.

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(9) I acknowledge and agree that if any provision of this Release is found, held or deemed by a court of competent jurisdiction to be void, unlawful or unenforceable under any applicable statute or controlling law, the remainder of this Release shall continue in full force and effect.

(10) This Release shall be interpreted and enforced according to the laws of Illinois.

(11) I further acknowledge and agree that I have carefully read and fully understand all of the provisions of this Release, that I voluntarily enter into this Release by signing below, and that if I choose to do so in less than twenty-one (21) days, I do so of my own free will and without duress or coercion by the Company.

John Ryan

(Date)

Please return to:

Tracy Keogh
Senior Vice-President, Human Resources

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ATTACHMENT II

WAIVER AND RELEASE OF ALL CLAIMS AND COVENANT NOT TO SUE

(1) In consideration for my election to receive the money the Company shall pay to me following my resignation and termination of employment, and as described in the Letter Agreement of August 7, 2007 (the “Letter Agreement”), I, John Ryan, on behalf of myself and my heirs, executors, administrators, attorneys and assigns, hereby waive, release and forever discharge Hewitt Associates LLC (the “Company”) together with the Company’s parent, subsidiaries, divisions and affiliates, whether direct or indirect, its and their joint ventures and joint venturers (including their respective directors, officers, employees, shareholders, partners and agents, past, present, and future), and each of its and their respective successors and assigns (hereinafter collectively referred to as “Releasees”), from any and all known or unknown actions, causes of action, claims or liabilities of any kind which have or could be asserted against the Releasees arising out of or related to my employment with and/or separation from employment with the Company and/or any of the other Releasees and/or any other occurrence up to and including the date of this Release, including but not limited to:

(a)	claims, actions, causes of action or liabilities arising under Title VII of the Civil Rights Act, as amended, the Age Discrimination in Employment Act, as amended including the Older Workers Benefit Protection Act (the “ADEA”), the Rehabilitation Act, as amended, the Americans with Disabilities Act, as amended, the Illinois Human Rights Act, as amended, and California Fair Employment and Housing Act, California Labor Code and/or any other federal, state, municipal, or local employment discrimination statutes or ordinances (including, but not limited to, claims based on age, sex, attainment of benefit plan rights, race, religion, national origin, marital status, sexual orientation, ancestry, harassment, parental status, handicap, disability, retaliation, and veteran status); and/or

(b)	claims, actions, causes of action or liabilities arising under any other federal, state, municipal, or local statute, law, ordinance or regulation (including, but not limited to, the Employee Retirement Income Security Act, as amended, the Family and Medical Leave Act, as amended, the Sarbanes-Oxley Act of 2002, and the WARN Act); and/or

(c)	any claims that the Company is in any way obligated for any reason to pay me damages, expenses, litigation costs (including attorneys’

fees), wages, bonuses, severance pay, stock options, long or short term incentive pay, vacation pay, separation pay, termination pay, any type of payments or benefits based on my separation from employment, incentive pay, commissions, disability benefits or sick pay, life insurance, or any other employee benefits of any kind, compensatory damages, punitive damages, and/or interest; and/or

(d)	any other claim whatsoever including, but not limited to, claims based upon breach of contract, wrongful termination, retaliatory discharge, defamation, intentional infliction of emotional distress, tort, personal injury, invasion of privacy, violation of public policy, negligence and/or any other common law, statutory or other claim whatsoever arising out of or relating to my employment with and/or separation from employment with the Company and/or any of the other Releasees.

Excluded from this Release is any claim or right for vested benefits under the Letter Agreement dated August 23, 2007 and which cannot be waived by law, including all claims arising after the date of this Release and the right to file a charge with or participate in an investigation conducted by any federal, state, or local administrative agency.

(2) I also agree never to sue any of the Releasees or become party to a lawsuit on the basis of any claim of any type whatsoever arising out of or related to my employment with and/or separation from employment with the Company and/or any of the other Releasees, other than a lawsuit to challenge this Release under the ADEA.

(3) I further acknowledge and agree that if I breach the provisions of paragraph (2) above, then (a) the Company shall be entitled to apply for and receive an injunction to restrain any violation of paragraph (2) above, (b) the Company shall not be obligated to continue payment of the Letter Agreement benefits to me, (c) I shall be obligated to pay to the Company its costs and expenses in enforcing this Release and defending against such lawsuit (including court costs, expenses and reasonable legal fees), and (d) as an alternative to (c), at the Company’s option, I shall be obligated upon demand to repay to the Company all but $100 of the Letter Agreement benefits paid to me. I further agree that the foregoing covenants in this paragraph (3) shall not affect the validity of this Release and shall not be deemed to be a penalty nor a forfeiture.

(4) To the extent permitted by law, I further waive my right to any monetary recovery should any federal, state, or local administrative agency pursue any claims on my behalf arising out of or related to my employment with and/or separation from employment with the Company and/or any of the other Releasees.

(5) I further waive, release, and discharge Releasees from any reinstatement rights which I have or could have and I acknowledge that I have not suffered any on-the-job injury for which I have not already filed a claim.

(6) I further agree that if I breach the Confidentiality provisions of the Letter Agreement, then (a) the Company shall be entitled to apply for and receive an injunction to restrain such breach, (b) the Company shall not be obligated to continue payment of the Letter Agreement benefits to me, and (c) I shall be obligated to pay to the Company its costs and expenses in enforcing the Confidentiality provision of the Letter Agreement (including court costs, expenses and reasonable legal fees).

(7) Release of Age Discrimination Claims. In further consideration of the promises made by the Company, I specifically release the Company from all claims or rights I may have arising under the Age Discrimination in Employment Act of 1967, as amended, 29 U.S.C. Sec. 621, et seq. I further agree that:

(a)	my waiver of rights under this release is knowing and voluntary and in compliance with the Older Workers Benefit Protection Act of 1990 (OWBPA);

(b)	I understand the terms of this release;

(c)	the consideration provided in Paragraph 3 represents consideration over and above that to which I otherwise would be entitled, that the consideration would not have been provided to me had I not signed this release, and that the consideration is in exchange for the signing of this release;

(d)	the Company is hereby advising me in writing to consult with my attorney prior to executing this release;

(e)	the Company is giving me a period of at least twenty-one (21) days within which to consider this release;

(f)	following my execution of this release I have seven days in which to revoke this release by written notice. To be effective, the revocation must be made in writing and delivered to and received by Tracy Keogh, Senior Vice-President, Human Resources, Hewitt Associates LLC 100 Half Day Road, Lincolnshire, Illinois 60069, no later than 5:00 p.m. on the seventh day after you execute this release. An attempted revocation not actually received by Ms. Keogh before the revocation deadline will not be effective; and

(g)	this entire Agreement shall be void and of no force and effect if you choose to so revoke, and if you choose not to so revoke this Agreement shall then become fully effective and enforceable.

This Section does not waive rights or claims that may arise under the ADEA after the date you sign this Agreement.

(8) I FURTHER UNDERSTAND THAT THIS WAIVER AND RELEASE INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN, SUSPECTED AND UNSUSPECTED CLAIMS TO DATE.

(9) I acknowledge and agree that if any provision of this Release is found, held or deemed by a court of competent jurisdiction to be void, unlawful or unenforceable under any applicable statute or controlling law, the remainder of this Release shall continue in full force and effect.

(10) This Release shall be interpreted and enforced according to the laws of Illinois.

(11) I further acknowledge and agree that I have carefully read and fully understand all of the provisions of this Release, that I voluntarily enter into this Release by signing below, and that if I choose to do so in less than twenty-one (21) days, I do so of my own free will and without duress or coercion by the Company.

John Ryan

(Date)

Please return to:

Tracy Keogh
Senior Vice-President, Human Resources